Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 14 TO BLOCKED ACCOUNT AGREEMENT

THIS AMENDMENT NO. 14 TO BLOCKED ACCOUNT AGREEMENT, dated as of November 5, 2021 (this “Amendment”), is entered into among TRIUMPH RECEIVABLES, LLC (“Customer”), TRIUMPH GROUP, INC. (the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION, as the depository bank (in such capacity, the “Depository”) and as administrator for and on behalf of certain other parties (in such capacity, the “Administrator”).

R E C I T A L S

A. The parties hereto have entered into that certain Blocked Account Agreement, dated as of August 7, 2008 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Blocked Account Agreement”). Capitalized terms used in this Amendment without definition have the meanings assigned to such terms in the Blocked Account Agreement.

B. The parties hereto desire to enter into this Amendment to amend the Blocked Account Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as to the following:

1.
Amendments to Blocked Account Agreement. The Blocked Account Agreement is hereby amended as follows:
1.1
Schedule I to the Blocked Account Agreement is hereby replaced in its entirety by Schedule I attached hereto.
1.2
Annex A to Exhibit II to the Blocked Account Agreement is hereby replaced in its entirety by Annex A attached hereto.
2.
Effectiveness; Effect of Amendment. (a) This Amendment shall become effective upon the receipt by each of the parties hereto of a fully executed copy of this Amendment.

(b) Except as expressly amended and modified by this Amendment, all provisions of the Blocked Account Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Blocked Account Agreement to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Blocked Account Agreement shall be deemed to be references to the Blocked Account Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Blocked Account Agreement other than as set forth herein.

3.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

744602904 08057100

4.
Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the Commonwealth of Pennsylvania.
5.
Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Blocked Account Agreement or any provision hereof or thereof.
6.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

744602904 08057100	2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRIUMPH RECEIVABLES, LLC,

By: /s/ James F. McCabe, Jr._________________

Name: James F. McCabe, Jr.

Title: Senior Vice President and Chief Financial Officer

TRIUMPH GROUP, INC.,

By: /s/ Jennifer H. Allen_____________________

Name: Jennifer H. Allen

Title: Senior Vice President, General Counsel and Secretary

744602904 08057100	S-1	14th Amendment to Blocked Account Agreement - PNC/Triumph (Triumph Receivables, LLC)

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/ Christopher Blaney

Name: Christopher Blaney

Title: Senior Vice President

744602904 08057100	S-2	14th Amendment to Blocked Account Agreement - PNC/Triumph (Triumph Receivables, LLC)

PNC BANK, NATIONAL ASSOCIATION,

as Depository

By: /s/ Christopher Blaney

Name: Christopher Blaney

Title: Senior Vice President

744602904 08057100	S-3	14th Amendment to Blocked Account Agreement - PNC/Triumph (Triumph Receivables, LLC)

CONSENTED TO BY:

PNC BANK, NATIONAL ASSOCIATION,

as Purchaser Agent for the PNC Purchaser Group

By: /s/ Christopher Blaney

Name: Christopher Blaney

Title: Senior Vice President

744602904 08057100	S-4	14th Amendment to Blocked Account Agreement - PNC/Triumph (Triumph Receivables, LLC)

SCHEDULE I

BLOCKED ACCOUNTS AND LOCKBOX INFORMATION

Blocked Accounts:

TRIUMPH Receivables, LLC

A/C #’s:

1019796242 1008436997 1017284745 1014305328 1006153766 1011555508 1017288463 1002431685 1008997858 1017305032 1017294353 1001738669 1019839855 1028984093 1028919507 1029046605

744602904 08057100	Sch I-1

Lockbox Accounts:

P.O. Box #’s:

676035 642454 643389 643247 642117 642807 643440 640739 642804 643577 643466 640941 644536 645395 645025 645259

744602904 08057100	Sch I-2

744602904 08057100	Ex II-2

ANNEX A

Blocked Accounts:

TRIUMPH Receivables, LLC

A/C #’s:

1019796242 1008436997 1017284745 1014305328 1006153766 1011555508 1017288463 1002431685 1008997858 1017305032 1017294353 1001738669 1019839855 1028984093 1028919507 1029046605

744602904 08057100	Ex II-2